EXHIBIT 99.1
CM CAL-MAINE FOODS STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE NOVEMBER 2022

FORWARD-LOOKING STATEMENTS AND USE

OF NON-GAAP FINANCIAL MEASURES CM CAL-MAINE

FOODS, INC. FORWARD‐LOOKING AND CAUTIONARY

STATEMENTS THIS PRESENTATION

CONTAINS “FORWARD‐LOOKING STATEMENTS”

RELATING TO OUR SHELL EGG BUSINESS, INCLUDING

ESTIMATED FUTURE PRODUCTION DATA, EXPECTED

CONSTRUCTION SCHEDULES, PROJECTED CONSTRUCTION

COSTS, POTENTIAL FUTURE SUPPLY OF AND DEMAND

FOR OUR PRODUCTS, POTENTIAL FUTURE CORN AND

SOYBEAN PRICE TRENDS, POTENTIAL FUTURE IMPACT

ON OUR BUSINESS OF THE COVID-19 PANDEMIC,

POTENTIAL FUTURE IMPACT ON OUR BUSINESS OF

NEW LEGISLATION, RULES OR POLICIES, POTENTIAL

OUTCOMES OF LEGAL PROCEEDINGS, AND OTHER

PROJECTED OPERATING

DATA, INCLUDING ANTICIPATED

RESULTS OF OPERATIONS AND FINANCIAL

CONDITION. SUCH FORWARD-LOOKING STATEMENTS

ARE IDENTIFIED BY THE USE OF WORDS SUCH AS “BELIEVES,”

“INTENDS,” “EXPECTS,” “HOPES,” “MAY,”

“SHOULD,” “PLANS,” “PROJECTED,” “CONTEMPLATES,”

“ANTICIPATES,” OR SIMILAR WORDS. ACTUAL

OUTCOMES OR RESULTS COULD DIFFER MATERIALLY

FROM THOSE PROJECTED IN THE FORWARD-LOOKING

STATEMENTS. THE FORWARD-LOOKING

STATEMENTS ARE BASED ON MANAGEMENT’S

CURRENT INTENT, BELIEF, EXPECTATIONS,

ESTIMATES, AND PROJECTIONS REGARDING THE

COMPANY AND ITS INDUSTRY. THESE

STATEMENTS ARE NOT GUARANTEES OF

FUTURE PERFORMANCE AND INVOLVE RISKS, UNCERTAINTIES,

ASSUMPTIONS, AND OTHER FACTORS THAT

ARE
DIFFICULT TO PREDICT AND MAY BE BEYOND OUR

CONTROL. THE FACTORS THAT COULD

CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY

FROM THOSE PROJECTED IN THE FORWARD-LOOKING

STATEMENTS INCLUDE, AMONG OTHERS, (I)

THE RISK FACTORS SET FORTH IN PART I

ITEM 1A OF THE 2022 ANNUAL REPORT (II) THE

RISKS AND HAZARDS INHERENT IN THE SHELL EGG BUSINESS

(INCLUDING DISEASE, PESTS, WEATHER CONDITIONS,

AND POTENTIAL FOR PRODUCT RECALL), INCLUDING

BUT NOT LIMITED TO THE CURRENT OUTBREAK OF HIGHLY

PATHOGENIC AVIAN INFLUENZA (HPAI)

AFFECTING POULTRY IN THE U.S., CANADA AND

OTHER COUNTRIES THAT WAS FIRST DETECTED

IN COMMERCIAL FLOCKS IN THE U.S. IN FEBRUARY

2022, (III) CHANGES IN THE DEMAND FOR AND MARKET

PRICES OF SHELL EGGS AND FEED COSTS, (IV) OUR ABILITY

TO PREDICT AND MEET DEMAND FOR CAGE-FREE

AND OTHER SPECIALTY EGGS, (V) RISKS, CHANGES,

OR OBLIGATIONS THAT COULD RESULT

FROM OUR FUTURE ACQUISITION OF NEW FLOCKS OR

BUSINESSES AND RISKS OR CHANGES THAT MAY

CAUSE CONDITIONS TO COMPLETING A PENDING ACQUISITION

NOT TO BE MET, (VI) RISKS RELATING TO

THE EVOLVING COVID-19 PANDEMIC, INCLUDING

WITHOUT LIMITATION INCREASED COSTS AND

RISING INFLATION AND INTEREST RATES, WHICH

GENERALLY HAVE BEEN EXACERBATED

BY RUSSIA’S INVASION OF UKRAINE

STARTING FEBRUARY 2022, (VII) OUR ABILITY TO

RETAIN EXISTING CUSTOMERS, ACQUIRE NEW

CUSTOMERS AND GROW OUR PRODUCT MIX AND (VIII)

ADVERSE RESULTS IN
PENDING LITIGATION MATTERS. READERS ARE

CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD

-LOOKING STATEMENTS BECAUSE, WHILE WE

BELIEVE THE ASSUMPTIONS ON WHICH THE FORWARD

-LOOKING STATEMENTS ARE BASED ARE REASONABLE,

THERE CAN BE NO ASSURANCE THAT THESE

FORWARD-LOOKING STATEMENTS WILL

PROVE TO BE ACCURATE. FURTHER, FORWARD

-LOOKING STATEMENTS INCLUDED HEREIN ARE

ONLY MADE AS OF THE RESPECTIVE DATES

THEREOF, OR IF NO DATE IS STATED,

AS OF THE DATE HEREOF. EXCEPT AS OTHERWISE

REQUIRED BY LAW, WE DISCLAIM

ANY INTENT OR OBLIGATION TO UPDATE

PUBLICLY THESE FORWARD-LOOKING STATEMENTS,

WHETHER BECAUSE OF NEW INFORMATION,

FUTURE EVENTS, OR OTHERWISE. NOTICE REGARDING

NON‐GAAP FINANCIAL MEASURES IN ADDITION TO

U.S. GAAP FINANCIAL MEASURES, THIS PRESENTATION

CONTAINS AND MAY REFER TO CERTAIN

NON‐GAAP FINANCIAL MEASURES. THESE NON‐GAAP

FINANCIAL MEASURES ARE IN ADDITION TO, NOT

A SUBSTITUTE FOR OR SUPERIOR TO, MEASURES OF

FINANCIAL PERFORMANCE PREPARED IN ACCORDANCE

WITH GAAP. THESE NON‐GAAP FINANCIAL

MEASURES SHOULD NOT BE CONSIDERED REPLACEMENTS

FOR, AND SHOULD BE READ TOGETHER WITH, THE MOST

COMPARABLE GAAP FINANCIAL MEASURES. RECONC

ILIATIONS TO THE MOST DIRECTLY COMPARABLE

GAAP FINANCIAL MEASURES AND STATEMENTS

OF WHY MANAGEMENT BELIEVES THESE MEASURES

ARE USEFUL TO INVESTORS ARE INCLUDED HEREIN IF

THE RECONCILIATION IS
NOT PRESENTED ON THE PAGE IN WHICH THE MEASURE

IS PUBLISHED. CAL-MAINE FOODS | STEPHENS 2022

ANNUAL INVESTMENT CONFERENCE | NOVEMBER 2022

2

CM CAL-MAINE FOODS, INC. WE ARE THE #1 U.S. PRODUCER

AND DISTRIBUTOR OF FRESH EGGS, COMMITTED TO

OFFERING OUR CUSTOMERS CHOICE IN A SAFE, COST-EFFECTIVE

AND SUSTAINABLE MANNER OUR MISSION TO

BE THE MOST SUSTAINABLE PRODUCER AND RELIABLE

SUPPLIER OF CONSISTENT, HIGH-QUALITY

FRESH EGGS AND EGG PRODUCTS IN THE COUNTRY,

DEMONSTRATING A “CULTURE OF SUSTAINABILITY”

IN EVERYTHING WE DO OUR GOAL OUR EGGS ARE

AN IMPORTANT SOURCE OF LOW‐COST

PROTEIN, VITAMINS AND MINERALS FOR MILLIONS OF

FAMILIES AND PROVIDING HEALTHY EGGS TO

FAMILIES IN A RESPONSIBLE AND SUSTAINABLE MANNER

HAS ALWAYS BEEN OUR GOAL CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 3

CORPORATE SNAPSHOT: FISCAL YEAR 2022 CM

CAL-MAINE FOODS, INC. U.S. EGG MARKET SCALE #1 SHELL

EGG PRODUCER AND DISTRIBUTOR(,) ~20% RETAIL

EGG MARKET SHARE (2) ~14% SHARE OF U.S. TABLE

EGG LAYER FLOCK,3) CATEGORY SALES (4)

3% 58% 39% ■ CONVENTIONAL ■SPECIALTY ■ EGG

PRODUCTS AND OTHER FISCAL YEAR ENDED MAY 28,

2022 FINANCIAL HIGHLIGHTS (5) $1.8 BN $209 MN REVENUE

EBITDA (6) 1.1 BN 64 MN LBS. DOZENS SOLD EGG

PRODUCTS SOLD ~28K OX ACRES OWNED LEVERAGE (8)

CHANNEL SALES ,9) 9% 3% 88% ■ RETAIL "FOOD

SERVICE "EGG PRODUCTS CAL-MAINE FOODS’ OPERATING

FOOTPRINT (10) ATTRACTIVE PRESENCE IN SOUTHERN

U.S. EGG-LAND’S BEST™ SPECIALTY FRANCHISE IN

NYC, LA AND OTHER METRO AREAS CAL-MAINE

FOODS, INC. OPERATING LOCATIONS EGGLAND'S

BEST™ EXCLUSIVE FRANCHISE TERRITORY (INC. INVESTMENT

IN UNCONSOLIDATED ENTITIES) ADDITIONAL

MARKET COVERAGE PRESENTATION CITATIONS

ARE AVAILABLE IN THE APPENDIX

CAL-MAINE FOODS | STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE | NOVEMBER 2022 4

TENURED MANAGEMENT TEAM WITH DEEP INDUSTRY

EXPERIENCE CM CAL-MAINE FOODS, INC. ADOLPHUS

B. BAKER CHAIRMAN OF THE BOARD OF DIRECTORS 35+

YEARS AT CALM )35 YEARS OF INDUSTRY EXPERIENCE

SERVED AT CAL‐MAINE FOODS SINCE 1986; MEMBER

OF THE BOARD OF DIRECTORS SINCE 1991 SERVED

AS CEO FROM 2010 TO 2022; ELECTED CHAIRMAN OF THE

BOD IN 2012 PREVIOUSLY SERVED AS PRESIDENT

AND COO AND VICE PRESIDENT AND DIRECTOR OF

MARKETING PRIOR TO BECOMING PRESIDENT SHERMAN

MILLER PRESIDENT, CHIEF EXECUTIVE OFFICER 25+ YEARS

AT CALM JOINED CAL-MAINE FOODS IN 1996,

MADE NAMED AS CEO OCTOBER 2022, PRESIDENT

SINCE MARCH 2018 AND ELECTED TO THE BOD IN JULY

2012. PREVIOUSLY SERVED AS COO MEMBER OF

THE BOARD OF THE U.S. POULTRY

AND EGG ASSOCIATION AND BOARD OF UNITED

EGG PRODUCERS PREVIOUSLY SERVED AS

VICE PRESIDENT OF OPERATIONS AND GENERAL

MANAGER IN CHASE, KANSAS, OFFICE AND VARIOUS

MANAGEMENT POSITIONS SINCE JOINING THE COMPANY

IN 1996 MAX BOWMAN VICE PRESIDENT, CHIEF FINANCIAL

OFFICER 4+ YEARS AT CALM ELECTED AS A DIRECTOR

OF THE COMPANY AND APPOINTED TO THE POSITION

OF CFO IN 2018; PREVIOUSLY SERVED AS THE

VICE PRESIDENT OF FINANCE PRIOR TO JOINING THE

COMPANY, SERVED AS CFO OF SOUTHERN

STATES UTILITY TRAILER SALES AND H&P LEASING

FROM OCTOBER 2014 TO JUNE 2018 PREVIOUSLY WAS

A CO‐FOUNDER, PRESIDENT AND DIRECTOR OF TENAX

LLC AND TENAX AEROSPACE FROM 2003 TO 2014;

CFO OF
CHEMFIRST, INC. FROM 1997 TO 2003 ROB HOLLADAY

VICE PRESIDENT, GENERAL COUNSEL 10+ YEARS

AT CALM JOINED THE COMPANY IN DECEMBER

OF 2011 PREVIOUSLY ADVISED THE COMPANY

AS AN OUTSIDE ATTORNEY WITH YOUNGWILLIAMS,

P.A. EARNED A BACHELOR OF ACCOUNTANCY

AND A MASTER OF TAXATION FROM THE UNIVERSITY

OF MISSISSIPPI MEMBER OF THE MISSISSIPPI BAR ASSOCIATION,

MISSISSIPPI

CORPORATE COUNSEL ASSOCIATION, THE

ASSOCIATION OF CORPORATE COUNSEL

AND THE AMERICAN AGRICULTURAL LAW ASSOCIATION

CAL-MAINE FOODS | STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE | NOVEMBER 2022 5

COMPETITIVE ADVANTAGES DIFFERENTIATE

CAL-MAINE FOODS IN THE PROTEIN MARKET CM CAL-MAINE

FOODS, INC. PROVEN OPERATOR HIGHLY EFFICIENT

OPERATIONAL EXPERTISE, CALM MANAGEMENT

SYSTEM ENSURES PROACTIVE COST CONTROL

AND ABILITY TO ADAPT TO MARKET PRESSURES THROUGHOUT

BUSINESS CYCLE MANAGEMENT DRIVES GROWTH MANAGEMENT

-DRIVEN CONTINUOUS IMPROVEMENT MINDSET.

SIGNIFICANT GROWTH & ACQUISITION OPPORTUNITIES

IN FRAGMENTED MARKET VERTICALLY INTEGRAT

ED LARGEST U.S. PRODUCER & DISTRIBUTOR OF FRESH

SHELL EGGS, WITH BROAD REACHING PRODUCTION,

PROCESSING, PACKAGING & DISTRIBUTION

CAPABILITIES QUALITY PRODUCT MIX WIDE RANGE OF

QUALITY CHOICES IN SHELL EGG CATEGORY IN

ADDITION TO ENHANCED EGG-PRODUCTS’ OFFERINGS.

STRONG COMMITMENT TO SUSTAINABLY

SERVING CUSTOMER NEEDS DISCIPLINED BALANCE

SHEET NIMBLE, WELL-CAPITALIZED TO SUPPORT

GROWTH INITIATIVES, STAKEHOLDER RETURNS,

AND INVESTMENT TO MEET EVOLVING CONSUMER

PREFERENCES BLUE CHIP CUSTOMERS LONG-STANDING

RELATIONSHIPS WITH DIVERSE, HIGH-QUALITY RETAIL,

WHOLESALE AND FOODSERVICE CUSTOMERS

MINIMIZES REVENUE CONCENTRATION RISK CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 6

WHY CAL-MAINE FOODS? CM CAL-MAINE FOODS, INC. FOCUS

ON FOOD CHOICE AFFORDABLE AND NUTRITIOUS PROTEIN

PORTFOLIO SHIFT TO PREMIUM, INCLUDING CAGE-FREE,

NUTRITIONALLY ENHANCED, ORGANIC AND HARD-COOKED

OFFERINGS LEVERAGE SCALE TO DRIVE NETWORK

EFFICIENCIES AND CUSTOMER REACH DEPLOY KEY

CONSUMER INSIGHTS TO DRIVE FUTURE CATEGORY

GROWTH VALUE DRIVERS FOCUS ON OPERATIONAL

EFFICIENCIES TO IMPROVE FINANCIAL RESULTS

AND MANAGE CYCLICALITY OF THE MARKET EXCELLENT

CONTINUED PRODUCT AND CAPABILITY OFFERINGS TO

RETAIL AND FOOD SERVICES DEEP EXPERIENCE INTEGRATING

ACQUISITIONS

AND EXECUTING ON ORGANIC OPPORTUNITIES

STRONG OPERATIONAL RECORD DURING AVIAN

INFLUENZA CRISIS GROWTH POSITIONED MAINTAIN

CAPITAL ALLOCATION POLICY TO SUPPORT

PRUDENTIAL EXPANSION STRATEGY SUPPORT

CUSTOMERS THROUGH THE CAGE-FREE TRANSITION

EVOLVE HUMAN CAPITAL FOCUS THAT

ELEVATES COLLEAGUE HEALTH AND WELLBEING

SUSTAINABILITY EFFORTS FOCUS ON KEY AREAS,

INCLUDING FOOD QUALITY AND SAFETY, ANIMAL

WELFARE AND GOVERNANCE CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 7

A history of growth through adaptation and successful market consolidation [(1)]

Cal-Maine Foods, Inc.

1957

Founded in Jackson, MS by Fred Adams



1963

Expanded to build world's largest egg farm in Edwards, MS



1969

Adams Foods merged with Dairy Fresh Products and Maine Egg Farms to form Cal-Maine Foods

1972

Acquired egg operations Of Ralston-Purina

1996

December 1996, taken public on NASDAQ under ticker "CALM"

2012

Acquired egg assets of Pilgrim's Pride and Maxim Production Co., adding ~4.9 million layers

2014

Sold >1 billion dozen eggs for the first time



2015

Entered into Red River Valley JV with Rose Acre Farms in Texas for the production of cage-free eggs

2016

Acquired Foodonics Int'l for ~$72 mm, adding 3.1 mm layer capacity

2019

Acquired select assets of Mahard Egg Farm for ~$46 mm, inc. 3.9 mm layer hen capacity

2022

Acquired remaining 50% interest in Red River Valley, adding ~1.7 mm cage-free layers

Announced strategic investment with MeadowCreek; initial focus in hard-cooked and extended shelf-life egg product lines

INDUSTRY FRAGMENTATION MAY PRESENT FURTHER GROWTH OPPORTUNITIES

Disciplined M&A approach with proven execution an integration capability to capture synergies

23

companies integrated since 1989

M&A ACTIVITY IS REDUCING RELIANCE ON EXTERNAL SHELL EGG PURCHASES



Dozens of shell eggs produced vs. sold (mns)
Sold
Produced
526
562
605
683
679
805
884
1,014
1,054
1,038
1,069
1,084
388
431
458
537
535
640
663
750
819
873
928
1,022
FY'00
FY'02
FY'04
FY'06
FY'08
FY'10
FY'12
FY'14
FY'16
FY'18
FY'20
FY'22

Historic M&A focused on consolidation of operations to increase **dozens of eggs sold**

Post 2015 HPAI outbreak, oversupply of eggs drove competition for customers and sales, forcing pricing down

Recent transactions have specifically targeted production capacity to reduce the gap between **dozens produced and dozens sold**

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

8

LATEST QUARTER UPDATE: FISCAL Q1 2023

(1) CM CAL-MAINE FOODS, INC. QUARTER ENDED AUG.

27, 2022 FINANCIAL HIGHLIGHTS $658 MN REVENUE

$183 MN EBITDA (2) 275 MN DOZENS SOLD $2,275 NET AVG.

SALE PRIE (PER DOZEN) 16.5 MN LBS. EGG PRODUCTS

SOLD 131 $0.85 /SH DIVIDEND CATEGORY

SALES (4) 5% 65% 30% CHANNEL SALES (5) 11% 4% 85% ■

CONVENTIONAL "SPECIALTY "EGG PRODUCTS AND

OTHER ■ RETAIL "FOOD SERVICE "EGG PRODUCTS

CONSISTENT RISING REVENUE AND NET AVERAGE

SALE PRICE (PER DOZEN) (6) $325 $382 $477 $593 $658 $1,235

$1,372 $1,605 $2,069 $2,275 255 276 288 272 275 1Q 22 2Q

22 3Q 22 4Q 22 1Q 23 REENUE DOZEN SOLD (MNS SHELL EGG

NASP FEED INGREDIENT COST DRIVING HIGHER

FARM PRODUCTION COSTS (PER DOZEN) (7) $0.898 $0.878

$0.912 $0.995 $1.046 $0.545 $0.529 $0.562 $0.641 $0.667 (3%)

+6% +14% 4% $0.353 $0.349 $0.350 $0.354 $0.379 1Q 22 2Q

22 3Q 22 4Q 22 1Q 23 OTHER FARM PRODUCTION

COSTS FEED COSTS QGNQ FEED COST CHANGE CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 9

VOLUME & SALES GROWTH CONTINUE TO OUTPACE

INDUSTRY (1) CM CAL-MAINE FOODS, INC. SHELL

EGG VOLUME AND SALES: CHANGE VS. PRIOR YEAR

QUARTER (%) CONVENTIONAL EGGS CAL-MAINE

FOOD’S CONVENTIONAL EGG VOLUME IS DECREASING

AT A SIGNIFICANTLY LOWER RATE THAN

INDUSTRY WHILE STILL OUTPACING SALES GROWTH

I ^■INDUSTRY VOLS. INDUSTRY SALES MCALM VOLS.

CALM SALES 17% 11% 37% 84% 134% -15% -3% -1% 33%

68% -19% -6% -17% -5% -21% -5% -15% -3% -15% -2% FY22Q1

FY22Q2 FY22Q3 FY22Q4 FY23Q1 SPECIALTY EGGS

CAL-MAINE FOODS CONTINUES TO OUTPACE MARKET

VOLUMES AND SALES GROWTH OF SPECIALTY EGGS,

AS THE COMPANY SHIFTS PRODUCT MIX TO

MEET CHANGES IN CUSTOMER DEMAND ^■INDUSTRY

VOLS. INDUSTRY SALES ■■CALM VOLS. CALM

SALES 7% 13% 26% 42% 52% 2% 10% 26% 35% 50% 1% 3%

14% 7% 28% 24% 26% 32% 28% 35% FY22Q1 FY22Q2

FY22Q3 FY22Q4 FY23Q1 CAL-MAINE FOODS | STEPHENS 2022

ANNUAL INVESTMENT CONFERENCE | NOVEMBER 2022

10

EGGS HAVE ENJOYED SECULAR TAILWINDS IN

THE U.S. CM CAL-MAINE FOODS, INC. STRENGTH IN

RECENT DECADES (*) EGGS AND EGG PRODUCTS IN THE U.S.

HAVE ENJOYED A CONTINUED DOMESTIC

TAILWIND SINCE THE 1990’S CONSUMER PREFERENCES

HAVE CONTINUED TO SHIFT TO CHICKEN, EGGS

AND OTHER ANIMAL PROTEIN SOURCES 2020S: EGGS

DEMONSTRATE CONTINUED SECULAR UPTAKE;

ESTIMATED -280 AVERAGE PER CAPITA

AVAILABILITY SELECT AVERAGE

ANNUAL PER CAPITA PROTEIN AVAILABILITY

(EGGS & LBS.) ^ ? -Q POST-WWIL EGG 1966 INTAKE

PEAK SURGEON GENERAL ISSUES EGG CHOLESTEROL ALERTS

TO FIGHT INFLATION 1980S 1989 AHA ADVISES AHA

RELAXES EGG RESTRICTING EGG INTAKE INTAKE

ADVICE FOR TO REDUCE CHOLESTEROL HEALTHY

PERSONS 2015 USDA RECOMMENDS EGG: FOR HEALTHY

EATING EGG AVAILABILITY PER CAPITA

(NUMBER) 363 311 280 252 233 249 263 59.7 74 85.9 76 66.3

65.1 56.4 23.8 33.1 41.8 56.4 79.4 96 101.6 1950-1959 1960

-1969 1970-1979 1980-1989 1990-1999 2000-2009 2010-2019 EGGS

CHICKEN BEEF POUNDS PER CAPITA CAL-MAINE FOODS

| STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 11

Our shell egg portfolio is positioned to meet nutrition needs

Cal-Maine Foods, Inc.



A UNIVERSAL PROTEIN

~98% of U.S. households purchase shell eggs and egg products [1]

~98%
household penetration

SUPPORT HEALTH NEEDS [3,4,5]

A "healthy food" in new proposed FDA definition [2]

One of the most affordable high-quality proteins

1 egg equals 1 serving of protein

Only 70 calories per large egg

Source of key nutrients; choline & lutein support brain health

One of the only foods that naturally has vitamin D

CALL TO ACTION: FEED PEOPLE

Eggs are "uniquely positioned" to support the UN goals of Zero Hunger and Good Health and Well-Being [6]

Cal-Maine Foods aims to serve as the most sustainable producer and supplier of high-quality, fresh eggs and egg products in the U.S., investing in a socially beneficial product portfolio


2 ZERO HUNGER
3 GOOD HEALTH AND WELL-BEING

"Access to nutritious and affordable food is a fundamental human right."

- Cal-Maine Foods' ***Human Rights Statement***

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

12

Building on our cornerstone of sustainability

Cal-Maine Foods, Inc.

QUALITY FOOD CHOICES
Our efforts continue to drive strong results

#1 score
#1 ISS score: product safety, quality & brand (1)

zero
product recalls or market bans in prior three fiscal years (2)

100%
SQF™-certified with very strong food safety record (3)

ENVIRONMENTAL STEWARDSHIP
We continue to evaluate our impacts

GHG intensity
relatively favorable animal protein emission profile (4)

Land use
our owned farms carefully manage nutrient plans (5)

Water use
committed to robust water management in value chain (6)

ANIMAL WELFARE
Our certifications evidence strong welfare commitment (7)

Certifications

Protocols
Water, nutrition and handling protocols advance our ability to deliver for stakeholders

Breeds
White Leghorn - a relatively high-welfare breed - produces the majority of our eggs

CORPORATE GOVERNANCE
Committed to strong and diverse board (8)

57% independent
Outside director joined Board in March 2021

29% female
29% of our board members identify as female

14% multicultural
14% of board members identify as a member of ethnic or cultural minority community

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

13

CAL-MAINE FOODS TODAY: THE LEADING GLOBAL

EGG PRODUCER AND DISTRIBUTOR CM CAL-MAINE

FOODS, INC. WORLD’S TOP-10 EGG PRODUCERS (LAYER

MNS) (1) CAL-MAINE FOODS, 44.3 PROTEINA ANIMAL,

36.0 ROSE ACRE FARMS, 27.6 CP GROUP, 22.0

BEIJING DAT CO., 20.6 VERSOVA HOLDINGS,

20.1 HILLANDALE FARMS, 20.0 ISE INC., 20.0 DAYBREAK

FOODS, 15.0 ACOLID, 14.1 SCALED PRODUCTION MEETS

DEMAND G) 61% MORE LAYERS THAN OUR NEA

REST U.S. COMPETITOR CALM MAINTAINS LEADING

PRODUCTION SCALE SUPPORTED BY BEST-IN-CLASS

OPERATING EXPERTISE UNIQUELY POSITIONED

WITH BROAD PRODUCT OFFERINGS OF HIGH-QUALITY,

AFFORDABLE AND HEALTHY PROTEIN CHOICES DIVERSE

PRODUCTS OFFER CONSUMER CHOICE 60K UNIQUE

RETAIL LOCATIONS -800 SKUS, LARGELY CONCENTRATED

WITH PRIVATE LABEL CUSTOMERS,

COMPLEMENTED BY CALM BRANDS 13% 1% 48% 24% 14%

~800 SKUS ■ PRIVATE LEGEND NON BRAND CALM

EG GLAND’S BEST ■ NATIONAL BRAND CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE | NOVEMBER 2022 14

Blue-chip customer base minimizes revenue concentration risk

Cal-Maine Foods, Inc.

MANAGE TOP-10 RELATIONSHIPS [1]

1	Walmart inc. Sam's Club	6	ALDI
2	H E B	7	Costco
3	Publix	8	Specialty Egg [2]
4	Food Lion	9	Kroger
5	Wakefern	10	C&S Wholesale Grocers

Broad egg offering capabilities help us continue to serve a diverse, high-quality customer base and minimize revenue concentration risk

Largest customer represents **25%** of revenue

Top-3 customers represent **42%** of revenue

MAINTAIN DIVERSE CUSTOMER BASE

Serve retail, wholesale and foodservice customers

High-quality, diverse and long-standing relationships

+60,000 retail locations

Store-door and distribution-center delivery

Proximity captures backhaul efficiencies in rising freight-cost environment

GOAL TO PROVIDE CUSTOMER CHOICE

Aim to support retailers with product stock, keeping as critical capability to facilitate on-site and online purchases

Strive to serve as #1 provider across multiple segments [3]


Conventional white
Brown
Cage-free
Pasture-raised
Free-range
Organic
Nutritionally enhanced
Hard cooked
Liquid products

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

15

Fully integrated operations allow for scaled production and distribution capacity (1)

Cal-Maine Foods, Inc.

FULLY INTEGRATED OPERATIONS



25
feed mills
3
breeding facilities
2
hatcheries
42
production facilities
45
processing & packaging facilities
~7.2 million eggs
per hour production
& processing capacity

FLOCK HOUSING



8%
92%
Company-owned
Contract production

FLOCK COMPOSITION (mns.) (2)



11.4
41.1
Layers
Pullets & Breeders

ROBUST PRODUCTION-TO-DISTRIBUTION CYCLE

Support laying

Computer-controlled feeding, temperature and lighting

Monitored humidity and ventilation

Collect eggs

Eggs move on belts from laying facilities to processing plants for immediate grading and inspection

Wash, grade & pack

Clean eggs graded in quality-control centers then finished

Refrigerate and deliver

Eggs are part of cold chain through delivery

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

16

SCALING PRODUCTION TO MANAGE COSTS AND REDUCE

PURCHASE DEPENDENCY (1) CM CAL-MAINE FOODS, INC.

SCALING PRODUCTION TO CONTROL COSTS SELF-PRODUCTION

OFFERS RELATIVELY ATTRACTIVE EXPENSE

PROFILE; SUPPORTS FLEXIBILITY DURING TIGHTENED

EGG SUPPLY FY22 PRODUCED-TO-SOLD RATIO

IMPROVED TO 93% FROM 84% IN FY19 SELF-PRODUCED

COST BREAKDOWN (%) 22% 22% 22% 34% 30% 28% 44%

48% 50% FY 19 FY 22 FY 23 PROCESSING, PACKGAGING

& WAREHOUSE

OTHER FARM COSTS, INC. AMORTIZATION

FEED SCALING PRODUCTION TO REDUCE DEPENDENCY

DEPENDENCE ON OUTSIDE SHELL EGG PURCHASES HAS

REDUCED, AS CAL-MAINE’S PRODUCTION HAS SCALED TO

MEET DEMAND ENSURES WE MAINTAIN QUALITY

SERVICE TO CUSTOMERS AND PROVIDES MANAGEMENT

OF MARKET CYCLICALITY OUTSIDE EGG PURCHASES

(%AGE OF SALES) 26% 23% 24% 21% 21% 20% 25% 26%

22% 16% 13% 6% FY FY FY FY FY FY FY FY FY FY FY

FY 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020

2022 CAL-MAINE FOODS | STEPHENS 2022 ANNUAL INVESTM

ENT CONFERENCE | NOVEMBER 2022 17

Leveraging production to manage expense and maintain robust supply chain [1]

Cal-Maine Foods, Inc.



MANAGING COST OF SALES (COS)

Farm production costs, largely feed ingredients, facility and amortization, drives COS expense

CALM Management System provides constant evaluation of costs & pricing to best manage volatility

Since 2019, reduction in outside egg purchased have helped offset shell egg cost of goods for dozens sold

Cost of sales components ex-egg products ($ mm and % contribution)*



Farm production
Processing, packaging & warehouse
Egg purchase and other
57%
$636
20%
$223
23%
$251
67%
$928
21%
$289
12%
$172
64%
$267
20%
$81
16%
$68
FY 19
FY 22
1Q 23

EMBEDDED SUPPLY CHAIN RESILIENCE

Dual- and multi-sourcing for key inputs, including feed ingredients, cartons and other packaging

Supply chain thesis: while input prices remain volatile, we anticipate we will be able to meet our needs

Operating consistently though challenging environments inc. hurricanes, COVD, HPAI

FY22 Top-20 vendor expense exposure [2]



56%
15%
15%
7%
4%
3%
Feed ingredients
Egg cartons and packaging
Egg purchases
Franchise and marketing fees
Labor
Housing and equipment

*Excludes egg products expense line item of $29 million, $51 million & $24.5 million, for FY 19, FY 22 & 1Q 23, respectively. Egg purchases and other includes changes in inventory.

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

18

SCALING HARD-COOKED EGG OFFERINGS, OPTIMISING THROUGHPUT

AND CATEGORY REACH CM CAL-MAINE FOODS,

INC. HARD-COOKED IS AN ATTRACTIVE

CATEGORY PROTEIN-PACKED KETO-FRIENDLY

AND GLUTEN-FREE CONVENIENT FOR MEAL PREPARATION

AND SNACKING KID-FRIENDLY CATEGORY

CAPTURES VALUE INTEGRATED PRODUCTION

AND PROCESSING CAPABILITIES HELP LEVERAGE

MORE VALUE FROM EGGS DURING PRE-PEAK LAY

EGG SIZE INCREASES TO CONSUMER-PREFERRED

LARGE+ ONLY AFTER ~15 WEEKS (16% OF LAYING

LIFE) OF MEDIUM EGG LAYING ABILITY TO UPCYCLE

PRE-PEAK, MEDIUM SIZE EGGS TO HARD-COOKED DRIVES

COMMERCIAL THROUGHPUT AND CATEGORY

PENETRATION LARGE+ SIZES PREFERRED FOR

RETAIL MEDIUM SIZE EGGS IDEAL FOR HARD-COOKED

OUR CAPABILITIES ARE SCALING* 3Q FY23 OPERATIONS

EXPECTED ON-LINE ~26 MM LBS ANNUAL CAPACITY

(1) PLAN TO SELF-SUPPLY MAJORITY OF EGGS,

INITIAL FOCUS ON HARD-COOKED PRODUCTS LEVERAGE

DISTRIBUTION RELATIONSHIPS AND DRIVE

CATEGORY EXPANSION PURSUE GROWTH

IN COMMERCIAL FOOD SERVICES *MEADOWCREEK

IS A CONSOLIDATED ENTITY. CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 19

CONSERVATIVE APPROACH TO CAPITAL

ALLOCATION, EXECUTING ON STRATEGIC

PRIORITIES (1) CM CAL-MAINE FOODS, INC. MANAGE

CASH PRIORITIES SELECTIVE ACQUISITION POSTURE FOR

CAGE-FREE CAPACITY VARIABLE DIVIDEND POLICY

DRIVEN BY COMMODITY-BASED, CYCLICAL BUSINESS

MODEL FY USE OF CASH ($ MM)* $169 $97 $13 $64 $45 $2 $6

$37 $124 $95 $45 $28 $72 FY 20 FY 21 FY 22 1Q 23 CAPEX ACQUISITIONS

DIVIDENDS PAID PRIORITIZE LIQUIDITY MAINTAIN

CURRENT ASSETS, INCLUDING CASH AND SECURITIES’

BALANCES, TO SUPPORT OPERATING NEEDS

CONTINUED FOCUS ON FUNDING INVESTMENTS

FOR LONGER-TERM GROWTH, PRIMARILY SPECIALTY

AND BOLT-ON CAGE-FREE OPPORTUNITIES

TOTAL CURRENT ASSETS, CASH AND INVESTMENT

SECURITIES ($ MM) $520 $520 $662 $779 $232 $170 $175 $282

$288 $350 $487 $497 TOTAL CASH AND AFS TOTAL

CURRENT ASSETS (EX. CASH & AFS) CAGE-FREE CAPEX PIPELINE

COMMITTED $683 MM TO EXPAND CAGE-FREE

PRODUCTION CAPABILITIES SINCE 2008 COMMITTED

CAGE-FREE CAPEX ALLOCATION AS OF END FISCAL

Q1, 2023 ($ MM) $151 $532 $683MM SPENT TO DATE

ALLOCATED COSTS TO BE SPENT *FY 2022 USE

OF CASH INCLUDES $6.1 MILLION ACCRUAL FOR PAYMENT

OF 3QFY22 COMMON DIVIDEND. SELECT TOTALS

MAY NOT FOOT TO FORMS 10-Q AND FORMS 10-K

DUE TO ROUNDING CAL-MAINE FOODS | STEPHENS 2022

ANNUAL INVESTMENT CONFERENCE | NOVEMBER 2022

20

VARIABLE CASH DIVIDEND PROVIDES SUSTAINABLE

RETURNS THROUGH CYCLE (1) CM CAL-MAINE FOODS, INC.

1/3 OF NET INCOME ALLOCATED EACH QUARTER

UNDER OUR VARIABLE DIVIDEND POLICY $478MM

OF DIVIDENDS PAID SINCE FY2000 SHAREHOLDER

RETURNS COMMITTED TO ALLOCATION OF

CAPITAL TO OUR SHAREHOLDERS THROUGH A VARIABLE

QUARTERLY DIVIDEND PLAN MANAGING

INDUSTRY CYCLICALITY VARIABLE POLICY

PROVIDES INSULATION AGAINST CYCLICALITY OF

INDUSTRY, TIES DIRECTLY TO COMPANY

PERFORMANCE THROUGH NET INCOME VARIABLE

DIVIDEND HISTORY VS. ANNUAL

NET INCOME ($MNS) $350 $300 $250 $200 $150 TOTAL

DIVIDEND $100 NET INCOME $50 $0 -$50 -$100 FY FY

FY FY FY FY FY FY FY FY FY FY FY FYTD 1998 2000 2002 2004

2006 2008 2010 2012 2014 2016 2018 2020 2022 2023 CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE | NOVEMBER 2022 21

MEETING EVOLVING RETAIL MARKET NEEDS BY DRIVING

FAVORABLE PRODUCT MIX CM CAL-MAINE

FOODS, INC. SERVE CHANGING CUSTOMER NEEDS

IRI DATA INDICATES MOST SIGNIFICANT

DEMAND GROWTH IS AMONG CAGE-FREE AND ORGANIC

EGG PRODUCTS DESPITE SHIFT IN THIS MIX, CONVENTIONAL

EGGS MAINTAIN CORE RETAIL MARKET

POSITION, WITH 36 MILLION PEOPLE IN THE U.S. EATING

1 EGG PER DAY CONVENTIONAL EGGS MAINTAIN

LEADING RETAIL MARKET SHARE (%) ® 11% 18%

24% 4% 7% 7% 8% 8% 9% 77% 68% 60% FY 19 FY 22 1Q

23 CAGE-FREE AND ORGANIC FREE-RANGE AND PASTURE

-RAISED NUTRITIONALY ENHANCED` COMMODITY

WHITE AND CAGED BROWN CONTINUED VOLUME

MIX SHIFT MARKET SHIFT ACCELERATED IN 2019

WITH STATE CAGE-FREE MANDATES AND

RETAILER COMMITMENTS DRIVING HIGHER SPECIALTY

SHELL EGG SALES VOLUMES, LARGELY IN LINE WITH

RETAIL MARKET11 ) FISCAL YEAR SHELL EGG VOLUMES*

% OF DOZENS SOLD 75% 25% 73% 27% 65% 35% FY 19

FY 22 1Q 23 CONVENTIANL SPECIALITY REVENUE CONTRIBUTION

CONTINUE TO DRIVE SHELL EGG PREMIUM PRODUCTS’

REVENUE CONTRIBUTIONS EXPANDED SPECIALTY

CAPABILITIES, INCLUDING CAGE-

FREE, DRIVES REVENUE CONTRIBUTION (2) FISCAL YEAR

NET SITE! EGG SALES 06) & NET AVERAGE

SELLING PNCE (HASP) $ PER DOZEN 39% 61% 38% 62% 32%

68% $1.041 $1.933 $1.265 $1.420 $1.932 $1.579 $2.368 $2.101

$2.275 FY 19 FY 22 1Q 23 CONVENTIONAL SALES SPECIALTY

SALES ALL SHELL EGG NASP *FY19 INCLUDES THE IMPACT

OF SPECIALTY CO-PACK EGG SALES VOLUMES
CAL-MAINE FOODS | STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE | NOVEMBER 2022 22

HISTORIC MARKET TRENDS CM CAL-MAINE FOODS, INC.

MARKET TRENDS HAVE BEEN IMPROVING OUR

SHELL EGGS ARE SOLD AT PRICES RELATED TO

INDEPENDENTLY QUOTED WHOLESALE MARKET

PRICES OR FORMULAS RELATED TO OUR COSTS OF

PRODUCTION OUR OPERATING RESULTS ARE MATERIALLY

IMPACTED BY CHANGES IN THE DEMAND FOR, AND

MARKET PRICES OF, SHELL EGGS AND FEED GRAINS

(CORN AND SOYBEAN MEAL) HIGHER MARKET

PRICES FOR EGGS HAVE A POSITIVE IMPACT

ON OUR FINANCIAL RESULTS HIGHER MARKET

PRICES FOR FEED GRAINS HAVE A NEGATIVE

IMPACT ON OUR FINANCIAL RESULTS CBOT

FEED INGREDIENT PRICES (1) OBSERVED PRICING

FOR CORN ($/BUSHEL) AND SOYBEAN MEAL ($/TON) $303 $320

$382 $450 $456 $3.94 $3.64 $5.76 $6.96 $6.65 FY 19 FY 20

FY 21 FY 22 1Q 23 URNER BARRY SOUTHEAST LARGE INDEX

OBSERVED FY AVERAGE DAILY PRICE

PER DOZEN (2) $1.23 $1.22 $1.16 $1.71 $2.78 FY 19 FY 20

FY 21 FY 22 1Q 23 CAL-MAINE FOODS | STEPHENS 2022 ANNUAL

INVESTMENT CONFERENCE | NOVEMBER 2022 23

Volatile feed ingredient pricing provides margin opportunities

Cal-Maine Foods, Inc.

MONITOR FEED INGREDIENT INPUTS [1]

WASDE reports cite Russia's invasion of Ukraine as significantly increasing uncertainty of agricultural supply/demand conditions

USDA projections estimate that '22/23 U.S. corn planted acreage declines to ~88.6 mm, or **~5%**, vs. prior year

Basis levels for corn ran significantly higher in our area of operations compared to our prior year first fiscal quarter

Average observed CBOT feed ingredient price in CALM fiscal quarter [2]
As of Aug. 27, 2022


$3.28
$288
$3.92
$359
$4.96
$423
$6.10
$411
$5.96
$364
$5.43
$338
$6.13
$412
$7.71
$454
$6.65
$456
FY '21 Q1
FY '21 Q2
FY '21 Q3
FY '21 Q4
FY '22 Q1
FY '22 Q2
FY '22 Q3
FY '22 Q4
FY '23 Q1
Average corn px / bushel
Average soybean meal px /ton

U.S. CORN SUPPLY TIGHTENS

U.S. '22/23 Sept. projected corn stock-to-use ratio projected at 8.3%; below 14.4% avg. seen during '15/16 to 19/20 [3]

Stocks for major corn exporting countries, inc. the U.S., expected to be lowest since '12/13 [4]

'22/23 USDA U.S. corn ending stock bushel millions and total use projections [5]


9.6%
9.6%
9.6%
8.3%
14,935
1,440
14,570
1,400
14,525
1,388
14,175
1,182
Apr-22
Jun-22
Aug-22
Nov-22
Corn total use
Corn ending stock
Projected stock-to-total-use ratio

CALM FEED APPROACH

Remain focused on monitoring feed ingredients' pricing exposure

Stay close to markets with purchases; access opportunistically

Continued focus on production efficiencies under our control

FY22 feed ingredients' price impacts on per dozen shell egg farm production costs [6]

	Δ in feed ingredient	$ per dozen impact
Bushel of corn	$0.28	$0.01
Ton of soybean meal	$25.50	$0.01

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

24

HPAI

Seasoned biosecurity team effectively managing though U.S. 2022 outbreak

Cal-Maine Foods, Inc.

WHAT IS HIGHLY PATHOGENIC AVIAN INFLUENZA (HPAI?) [2]

Caused by an "influenza type A virus", impacts chickens, turkeys, and other domesticated and wild birds

HPAI has impacted commercial poultry and egg production in Europe and Asia

"HPAI is mainly spread through direct contact between healthy birds and bodily waste from infected birds." [3]
PA Department of Agriculture

MANAGING THROUGH AVIAN INFLUENZA

Long-tenured and seasoned CALM operations team helped us manage through the 2014-15 avian influenza outbreak.

They continue to help us protect our people, our food and our flock.

"Public health risk related to bird flu remains low"
CDC

"Risk of HPAI infections through properly prepared and stored eggs in the retail market is low" [1]
FDA

UPHOLD BIOSECURITY FOCUS

Key focus areas for robust biosecurity include:

- ✓ Prohibit non-essential guests
- ✓ Require vehicle sanitation before entry
- ✓ Enforce biosecure perimeters with required clothing, footwear and gear sanitation
- ✓ Sharpened control measures, prevent site-specific contact between flock and wild birds

SERVE CUSTOMERS DURING IMPACTED EGG MARKET

Continue to meet customer needs in any market conditions

Ability to self-produce minimizes risk of transmission from outside egg purchases

USDA lowered shell egg production and per capita disappearance estimates for CY22 since first case announced

U.S. egg production & disappearance projection changes since HPAI confirmation [4]

	Feb-22	Sept-22	Cumulative revision
Shell egg production estimates (mn. dzns)	9,430	9,560	1.4%
Per capita egg disappearance	287.3	292.4	1.8%

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

25

HPAI 2022 VS. 2014-2015 SNAPSHOT (1) CM CAL-MAINE

FOODS, INC. 2022 HPAI INFECTIONS: NOV. 6, 2022

(L) ~39 MN TOTAL BIRDS IMPACTED MIX OF

COMMERCIAL

EGG LAYERS, PULLETS, BREEDERS, TURKEYS,

BROILER CHICKENS AND BACKYARD MULTI-SPECIES

~38 MN ~1 MN ~100K TABLE EGG LAYER HENS PULLETS

OF 3.7MM BREEDER DEPOPULATED(2)

DEPOPULATED FLOCK AFFECTED VECTOR

SPREAD NOV. 6TH WAS DAY 271 OF HPAI

C22 OUTBREAK 2014-15 OUTBREAK COMPRISED 186 DAYS

2022 VECTOR HAS SPREAD WITH INCREASED DIVERSITY

ACROSS U.S. STATES, AND CONCENTRATED

IMPACTS IN IOWA AND WISCONSIN HPAI

CYCLE COMPARISONS: 2014 - 2015 VS. NOV.

6, 2022 IN 2014 - 2015: HPAI IMPACTED -35.6 MILLION

TABLE EGG LAYER HENS IN 2022: HPAI

HAS IMPACTED -TABLE EGG LAYER LOSSES THROUGH

NOVEMBER 6, 2022 OF -37.8 MILLION TABLE EGG

LAYER HENS 201 5 CUMULATIVE LAYER

FLOCK IMPACTED (MNS.) 2022 CUMULATIVE LAYER

FLOCK IMPACTED (MNS.) 1.1 18 28.6 28.8 30.7 30.7 30.7

35.6 36.7 37.8 17.4 34.6 35.6 FEB. MAR APR MAY

JUN JUL AUG SEP OCT NOV 2015 COMULATIVE LAYER

FLOCK IMPACTED (M NS.) 2022 COMULATIVE

LAYER FLOCK IMPACTED (M NS.) CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 26

State mandates provide a path to cage-free eggs in 2026

Cal-Maine Foods, Inc.



STATE MANDATES ACCELERATE SHIFT TO CAGE-FREE EGGS [1]

10 U.S. states have passed cage-free legislation or regulation for implementation by 2026

%age of U.S. households within cage-free mandated states will continue to increase as further mandates announced

~67 Bn
cage-free eggs/yr needed to meet 100% of needs [3]

~135 mn
shortage of hens from current non-organic cage-free flock [2]

OUR CUSTOMER COMMITMENTS

Many of our customers have announced goals to offer cage-free eggs exclusively on or before 2026, some have recently changed those goals to **70% by YE2030**

California 'Prop 12' Supreme Court Case may materially change nation's interstate commerce laws

We are engaging with customers to achieve a smooth transition in meeting their announced goals and needs

U.S. STATE CAGE-FREE MANDATE IMPLEMENTATION TIMELINE & CUM. POPULATION (MNS) [3]


California
Massachusetts
46.7
Nevada
49.9
Colorado
55.8
55.8
68.0
Oregon
Washington
68.0
88.8
Utah
Arizona
Michigan
88.8
89.9
Rhode Island
1H'22
2H'22
1H'23
2H'23
1H'24
2H'24
1H'25
2H'25
1H'26

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

27

CAL-MAINE FOODS IDEALLY POSITIONED TO SUPPLY

TRANSITIONING CAGE-FREE DEMAND CM CAL-MAINE

FOODS, INC. CAGE-FREE DEMAND DRIVERS HUSBANDRY

FOCUS APPETITE FOR DIVERSE HOUSING CONDITIONS

CONSUMER SOCIAL RESPONSIBILITY FOCUS ON HUMAN AND

ANIMAL HEALTH AND WELL-BEING LEGISLATIVE

ACTIONS -27-32% HOUSEHOLDS EXPECTED TO

RESIDE IN MANDATED CAGE-FREE STATES

IN 2026 (1) CAGE-FREE DEMAND REQUIREMENTS ASSESS

CURRENT STATE -34-35% FLOCK CURRENTLY

HOUSED IN CAGE-FREE CONDITIONS (2) MEET RETAILER

COMMITMENTS -135 MN ADDITIONAL HENS TO BE HOUSED

CAGE-FREE BY 2026; AVERAGE CAPITAL

COST ~$45/BIRD ,3) INVEST CAPITAL ~$6 BN REQUIRED

INDUSTRY INVESTMENT TO COMPLETE ESTIMATED

CAGE-FREE CAPACITY BUILD (4) CALM CAGE-FREE

SUPPLY PLAN ALIGN SALES 22.1% FY22 TOTAL

NET SHELL EGG SALES TIED TO CAGE-FREE EGG

SALES; WILL CONTINUE TO PACE REVENUE WITH CAGE-FREE

UPTAKE (5) MAINTAIN NIMBLE CAGE-FREE POSTURE

WE CONTINUE TO DEPLOY CAPITAL TOWARD

PRODUCTION THAT MEETS CURRENT AND FUTURE

CUSTOMER NEEDS INCREASING CAGE-FREE FOCUS

CAGE-FREE DOZENS SOLD INCREASED 58% IN Q1 OF FISCAL

2023 VS. FISCAL Q1 ’22 (6) IMPLIED ~FIVE-YEAR RUNWAY

TO ADAPT TO CURRENT LEGISLATION

CALM WILL DEPLOY CAPITAL COMMENSURATE WITH

ANTICIPATED CUSTOMER DEMAND CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 28

SHELL EGG INDUSTRY IS FRAGMENTED; OPPORTUNITIES

REMAIN CM CAL-MAINE FOODS, INC. SUCCESSFUL

INTEGRATION HISTORY INFORMS OUR OUTLOOK

23 SUCCESSFUL INTEGRATIONS SINCE 1989 (1) ACQUISITION

BENEFITS GEOGRAPHY CAGE-FREE CAPABILITY MILLING

PROCESSING SYNERGY HIGHLIGHTS CUSTOMER PROXIMITY

SPECIALTY FRANCHISE ACCESS INTEGRATED DISTRIBUTION

SCALABLE THROUGHPUT TOP-FIVE PRODUCERS: LAYER

HEN RANKINGS (2) TOP-FIVE PRODUCERS OWN

~37% OF U.S. LAYER HEN FLOCK CAL-MAINE FOODS

14% ROSE ACRE FARMS 8% HILLANDALE FARMS

6% VERSOVA HOLDINGS 6% DAYBREAK FOODS

4% OTHER 62% IN 2020, THE TOP-FIVE BROILER HEN

PRODUCERS PROCESSED ~59% OF U.S. READY-TO-COOK

PRODUCTS (3) ADDITIONAL MEANINGFUL OPPORTUNITIES

AHEAD (4) MARCH 2022 $82.5 MM INVESTMENT

FOR NEW CAGE-FREE CAPACITY AND CONVERSION OF

EXISTING CAPACITY TO CAGE-FREE PRODUCTION

DECEMBER 2021 ADDITIONAL INVESTMENT IN SOUTHWEST

SPECIALTY VENTURE TO ENHANCE DISTRIBUTION AND

WAREHOUSING CAPABILITIES IN CALIFORNIA,

ARIZONA AND NEVADA MARKETS OCTOBER

2021 INVESTMENT IN MEADOWCREEK OPERATION

TO PRODUCE HARD-COOKED AND OTHER HIGHER

-VALUE EGG PRODUCTS 1Q23 $151 MM OF

CAPITAL ALLOCATED BUT NOT YET DEPLOYED

TO ENHANCE CAGE-FREE CAPABILITIES CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 29

KEY TAKEAWAYS CM CAL-MAINE

FOODS, INC. 1.1 BILLION DOZENS SOLD FY22 60+ YEARS OPERATING

QUALITY FOOD CHOICES LARGEST PRODUCER AND

DISTRIBUTOR OF FRESH SHELL EGGS AND EGG PRODUCTS

IN THE U.S. PROVEN, HIGHLY EFFICIENT OPERATOR

S

WITH DEEP TALENT BENCH AND INDUSTRY EXPERTISE

NIMBLE AND POISED TO MEET EVOLVING CONSUMER

FOOD CHOICE PREFERENCES SUSTAINABLE PLATFORM

ADEPT ACQUIRER & INTEGRATOR PRUDENTIAL

CAPITAL ALLOCATION COMMITMENT TO SUSTAINABLE

OPERATING PLATFORM IS CORE TO OUR

MISSION SIGNIFICANT GROWTH AND ACQUISITION OPPORTUNITIES

IN A FRAGMENTED MARKET ROBUST FINANCIAL

POSITION TO SUPPORT GROWTH INITIATIVES

CAL-MAINE FOODS | STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE | NOVEMBER 2022 30

CM CAL-MAINE FOODS, INC. QUESTIONS? IR@CMFOODS.COM

CM CAL-MAINE FOODS, INC. APPENDIX IMAGE COURTESY

OF KANAN KHASMAMMADOV, UNSPLASH.

CAL-MAINE FOODS | STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE | NOVEMBER 2022 32

Continue to evolve our strong human capital and community focus



Jia Scott, left, serves as Vice President, Treasury, and oversees the company's treasury management, accounts payable and corporate tax functions. Jia also helps oversee the company's philanthropic and corporate sustainability initiatives.

Rhonda Whiteman serves as Vice President, Operations Accounting. Rhonda's role is to plan, direct and coordinate operational activities to drive development and implementation of efficient and cost-effective systems to meet current and future enterprise needs.

ENHANCED HUMAN RIGHTS FOCUS

CALM Board of Directors approved *Human Rights Statement* in 2021[1]

We strive to offer nourishing, healthy products, freely chosen, attractive employment opportunities and a supportive workplace culture

We align our mission to feed people with United Nations Sustainable Development Goals

CONTINUED COMMUNITY SUPPORT

Fight hunger with continued food donations and monetary assistance

Our general managers maintain community ties needed to identify organizations and individuals in need of healthy food donations

Since FY 2018, we have donated ~5.4 million dozen fresh shell eggs, or **~65 million** servings of protein



2 ZERO HUNGER
3 GOOD HEALTH AND WELL-BEING
8 DECENT WORK AND ECONOMIC GROWTH

With each donated egg, we provide 70 calories and one serving, or six grams, of protein

This comprises ~10% of the protein required to support a 2,000-calorie daily nutrition need.[2]



CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

33

INVEST TO ATTRACT AND RETAIN TOP TALENT

CM CAL-MAINE FOODS, INC. BRIAN BALLARD SERVES

AS CORPORATE RECRUITER AND IS RESPONSIBLE

FOR FINDING EARLY-CAREER TALENT AT UNDERGRADUATE

INSTITUTIONS. HE LEADS OUR ENTERPRISE EFFORT TO

ENHANCE CANDIDATE POOL DIVERSITY AND

ATTRACT TOP-PERFORMING INDIVIDUALS TO OUR

MANAGEMENT TRAINING PROGRAM. RECRUIT TOP

EARLY-CAREER TALENT AUGMENT MULTI-DECADE

RELATIONSHIPS WITH UNDERGRADUATE INSTITUTIONS;

EXPAND CURRENT REACH WITH HBCUS HIRE GRADUATES

FROM ESSENTIAL DISCIPLINES, INCLUDING AGRICULTURAL

SCIENCE, ECONOMICS, ENGINEERING AND FINANCE, AMONG

OTHERS EMBED EXCELLENCE IN MANAGEMENT TRAINING,

INCLUDING FOCUS ON COLLEAGUE HEALTH AND

SAFETY, FOOD QUALITY AND SAFETY AND ANIMAL

WELFARE FOCUS RECRUITING EFFORTS REGIONALLY

TO CAPTURE DISPARATE TALENT POOLS;

FOSTER CAREER MOBILITY POST-INITIAL PLACEMENT

OFFER ATTRACTIVE WORK CULTURE STRIVE

TO ATTRACT AND RETAIN TALENT WITH

COMPETITIVE COMPENSATION AND BENEFITS THAT

INCLUDE EMPLOYER-SPONSORED HEALTH INSURANCE,

RETIREMENT PLAN, EDUCATIONAL AND OTHER COLLEAGUE

ASSISTANCE WE CONTINUE TO LOOK FOR WAYS

TO IMPROVE FEMALE REPRESENTATION IN

OUR OPERATIONS, INCLUDING OUR SENIOR LEADERSHIP

CALM WORKFORCE CHARACTERISTICS (FY) VS. ANIMAL

PRODUCTION INDUSTRY NAICS 112 (CY)(1) GENDER

COMPOSITION ETHNIC COMPOSITION 30% 30% 52% 20% 2021

2022 CALM FEMALE
REPRESENTATION CALM ETHNIC MINORITY REPRESENTATION

INDUSTRY FEMALE REPRESENTATION

INDUSTRY ETHNIC MINORITY REPRESENTATION

CAL-MAINE FOODS | STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE | NOVEMBER 2022 34

DRIVE COLLEAGUE ENGAGEMENT AND SAFETY OUTCOMES

CM CAL-MAINE FOODS, INC. TRISHA PERKINS, LEFT, AND

MELVIN BONDS SERVE AS CORPORATE

SAFETY MANAGERS WHO DEVELOP AND DEPLOY ENTERPRISE

SAFETY PROTOCOLS AND TRAINING. THEY ALSO MANAGE

ENTERPRISE HEALTH AND SAFETY COMPLIANCE

AND REGULATORY REPORTING. DRIVE

STRONG SAFETY OUTCOMES STRONG AND STEADILY

IMPROVING SAFETY OUTCOMES CONSISTENT POULTRY

-INDUSTRY SAFETY OUTPERFORMANCE VENDORS

AND CONTRACTORS MUST ADHERE TO OUR HEALTH

AND SAFETY PROTOCOLS OSHA SAFETY OUTCOMES:

POULTRY-RAISING INDUSTRY TOTAL

RECORDABLE INJURY RATE (TRIR) % | NAICS 1123

(1) 5.2 4.5 4.9 3.5 N/A 2.9 2019 2022 2021 INDUSTRY CALM

CONTINUOUS COLLEAGUE ENGAGEMENT 100% OPERATING

LOCATIONS MAINTAIN SAFETY AND HEALTH

COMMITTEES WITH INDIVIDUAL CONTRIBUTOR REPRESENTATION

STRONG CULTURE OF OSHA-ALIGNED SAFETY TRAINING

AND REPORTING ENTERPRISE RESPIRATORY

PROTECTION PROGRAM (RPP) SUPPORTS OUR COLLEAGUES’

RESPIRATORY HEALTH AND WELL-BEING IN

A BUSINESS-AS-USUAL OPERATING MODEL CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 35

SELECT INCOME STATEMENT HIGHLIGHTS CM CAL-MAINE

FOODS, INC. FISCAL YEAR ENDED QUARTER ENDED $S,

EXCEPT SHARE AMOUNT 2018 2019 2020 2021 2022

8/27/22 NET SALES $ 1,502,932 1,361,188 1,351,609 1,348,987

1,777,159 658,344 GROSS PROFIT $ 361,046 222,859 179,588

160,661 337,059 217,490 OPERATING INCOME (LOSS)

$ 181,257 45,781 1,269 (26,264) 143,537 163,850 OTHER INCOME,

NET $ 16,830 25,024 18,790 16,315 22,478 1,630 INCOME (LOSS)

BEFORE INCOME TAXES $ 198,087 70,805 20,059 (9,949)

166,015 165,480 NET INCOME (LOSS) ATTRIBUTABLE

TO CAL-MAINE FOODS, INC. $ 206,946 55,062 18,391

2,060 132,441 125,134 NET INCOME (LOSS) PER COMMON

SHARE ATTRIBUTABLE TO CAL-MAINE FOODS, INC.:

BASIC $ 4.27 1.12 0.38 0.04 2.73 2.58 DILUTED $ 4.26 1.12

0.38 0.04 2.71 2.57 WEIGHTED AVERAGE SHARES OUTS

TANDING: BASIC 48,353 48,467 48,467 48,522 48,622

48,623 DILUTED 48,468 48,589 48,544 48,656 48,940

48,811 CAL-MAINE FOODS | STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE | NOVEMBER 2022 36

SELECT OPERATING RESULTS CM CAL-MAINE

FOODS, INC. FISCAL YEAR ENDED QUARTER ENDED $S,

EXCEPT SALES VOLUME AND PERCENTAGE DATA

2018 2019 2020 2021 2022 8/27/22 DOZEN EGGS SOLD (000)

CONVENTIONAL 780,362 778,051 813,255 785,446 747,914

179,712 SPECIALTY 257,352 260,848 255,895 287,765

335,875 95,605 TOTAL 1,037,714 1,038,899 1,069,150 1,073,211

1,083,789 275,317 DOZEN EGGS PRODUCED (000) 873,307

876,705 927,799 970,837 1,022,327 257,654 % PRODUCTION

84.2% 84.4% 86.8% 90.5% 94.3% 93.6% % SPECIALTY

SALES (DOZEN) 23.5% 23.8% 23.9% 26.8% 31.0% 37.4% %

SPECIALTY SALES (DOLLARS) 32.0% 36.2% 36.8% 41.1%

37.8% 31.8% NET AVERAGE SELLING PRICE (DOZENS)

CONVENTIONAL $ 1.229 1.040 1.011 0.976 1.424 2.368 SPECIALTY

$ 1.916 1.931 1.896 1.876 1.927 2.101 ALL SHELL EGGS

$ 1.394 1.263 1.222 1.217 1.570 2.275 FARM PRODUCTION

COST (PER DOZEN PRODUCED) FEED $ 0.394 0.415 0.410 0.446

0.569 0.667 OTHER $ 0.303 0.319 0.328 0.320 0.351 0.379 TOTAL

$ 0.697 0.734 0.738 0.766 0.921 1.046 OUTSIDE EGG

PURCHASES (AVERAGE

COST PER DOZEN) $ 1.445 1.249 1.245 1.233 1.738 2.570 CAL-MAINE

FOODS | STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 37

EBITDA RECONCILIATION CM CAL-MAINE FOODS, INC.

NON-GAAP MEASURE – EBITDA EBITDA IS A NON-GAAP

MEASURE AND DEFINED AS NET INCOME ATTRIBUTABLE

TO CAL-MAINE FOODS, INC. PLUS INTEREST, TAXES,

DEPRECIATION AND AMORTIZATION.

THE FOLLOWING TABLE SETS FORTH

A RECONCILIATION OF EBITDA TO NET INCOME

ATTRIBUTABLE TO CAL-MAINE FOODS,

INC.: EBITDA RECONCILIATION FISCAL YEAR ENDED

QUARTER ENDED $000S 2018 2019 2020 2021 2022 8/27/22

NET INCOME (LOSS) ATTRIBUTABLE TO

CAL-MAINE FOODS, INC. 125,932 54,229 18,391 2,060 132,650 125,287

ADD: INTEREST EXPENSE 265 644 498 213 403 148

ADD: INCOME TAX EXPENSE (BENEFIT) (8,859) 15,743

1,731 (12,009) 33,574 40,346 ADD: DEPRECIATION

AND AMORTIZATION 54,026 54,650 58,103 59,477

68,395 17,312 EBITDA 171,364 125,266 78,723 49,741 235,022

183,093 ANTI-TRUST LEGAL SETTLEMENTS & RELATED

FEES 83,140 2,495 117 53 185 841 ADJUSTED EBITDA 254,504

127,761 78,840 49,794 235,207 183,934 CAL-MAINE FOODS

| STEPHENS 2022 ANNUAL INVESTMENT CONFERENCE

| NOVEMBER 2022 38

Citations (1/6)

Cal-Maine Foods, Inc.

Slide 4 – Corporate snapshot: Fiscal year 2022

1) Rankings from Watt Poultry. "2022 Poultry Top U.S. Egg Producers Rankings." Data as of December 31, 2021.
2) World Agricultural Supply and Demand Estimates (WASDE). U.S. market share data is as of-calendar year-end; CALM percent of shell egg market share based on fiscal year egg disappearance data, which excludes breaking eggs and exports. Also excludes CALM portion of eggs sold to food service channel.
3) Company filings and USDA
4) Expressed as percent of fiscal year 2022 net sales. Percent of specialty sales are classified as nutritionally enhanced, cage-free, organic, brown eggs, pasture-raised and free-range eggs. Egg product sales and Other sales represent hard-cooked eggs, hatching eggs and other miscellaneous products that are included with shell egg operations. Select totals may not foot to published Company disclosures, including Forms 10-K, due to rounding.
5) Financial highlights represent fiscal year 2022 data as of May 28, 2022 unless otherwise noted. Please review the most recent Form 10-K for more information
6) Non-GAAP EBITDA reconciliation located in Appendix
7) Shell egg operations have run at or exceeded shell egg capacity for the fiscal year as published in the most recent Form 10-K
8) Balance sheet leverage as of end fiscal year 2022. Please review the most recent Form 10-K for more information
9) Expressed as percent of fiscal year 2022 sales. Select totals may not foot to published Company disclosures, including Forms 10-Q and 10-K, due to rounding
10) Eggland's Best franchise territory includes Land O'Lakes market areas and includes investment in unconsolidated entity

Slide 8 – Build on our sustainable cornerstone

1) Company filings

Slide 9 – Latest quarter update – Fiscal Q1 2023

1) Financial highlights represent fiscal Q1 2023 data as of August 27, 2022 unless otherwise noted. Please review the most recent Form 10-Q for more information
2) Non-GAAP EBITDA reconciliation located in Appendix
3) Shell egg operations have run at or exceeded shell egg capacity for the fiscal year as published in the most recent Form 10-Q
4) Expressed as percent of fiscal Q1 2023 sales. Select totals may not foot to published Company disclosures, including Forms 10-Q due to rounding
5) Expressed as percent of fiscal Q1 2023 net sales. Percent of specialty sales are classified as nutritionally enhanced, cage-free, organic, brown eggs, pasture-raised and free-range eggs. Egg product sales and Other sales represent hard-cooked eggs, hatching eggs and other miscellaneous products that are included with shell egg operations. Select totals may not foot to published Company disclosures, including Forms 10-Q, due to rounding.
6) Company filings
7) Company filings

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

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Citations (2/6)

Cal-Maine Foods, Inc.

Slide 10 – Volume & Sales Growth vs. Industry

1) Company filings and research

Slide 11 – Eggs have enjoyed secular tailwind in the U.S.

1) USDA Economic Research Service. Data most recently updated on June 1, 2020. Eggs available per capita. Chicken weight per capital on a carcass basis. Pork and beef expressed as pounds of product available at retail
2) Post-WWII high consumption and American Heart Association citation courtesy of New York Times, "The Egg: Once Spurned, Now Reclaimed" April 3, 1996. https://www.nytimes.com/1996/04/03/garden/the-egg-once-spurned-now-reclaimed.html

Slide 12 – Position food portfolio to meet nutrition needs

1) IRI data
2) Proposed U.S. Food and Drug Administration (FDA) definition, 90-day comment period before final ruling
3) American Egg Board
4) American Academy of Pediatrics
5) United Nations. Goal 2: Zero Hunger. https://www.un.org/sustainabledevelopment/hunger/. Retrieved on October 21, 2021.

Slide 13 – Build on our sustainable cornerstone

1) As of May 1, 2022. For description of ISS ESG Ratings and Rankings visit https://www.issgovernance.com/esg/ratings/.
2) In each of fiscal years 2019, 2020 and 2021 we did not participate in any voluntary or involuntary market recalls for our products. In each of those fiscal years, we did not seek to market any notable quantities of our products to jurisdictions with market bans.
3) As of June 1, 2021, our enterprise transitioned to certify against SQF Edition 9 standards. SQF certification comprises the processing of fresh shell eggs that lead to finished eggs.
4) FAO.org. Emissions intensities. http://www.fao.org/faostat/en/#data/EI
5) Animal feeding operations that meet the regulatory definition of a CAFO may be regulated in accordance with the EPA's NPDES permitting requirements. A key element of NPDES permitting is a compliant nutrient management plan (NMP).
6) For more information about our blue, green and gray water management practices, please visit Scaling our Sustainability, our fiscal year 2020 Sustainability Report. https://www.calmainefoods.com/media/1188/calm-fy2020-sustainability-report.pdf.
7) The UEP Certified Program addresses the Five Freedoms of Animal Welfare, which seeks to help drive excellent care and quality of life for animals engaged in fresh shell egg production. https://uepcertified.com/
8) Board composition as of 1Q FY 2023.

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Citations (3/6)

Slide 14 – Latest quarter update – Fiscal Q1 2023

1) Rankings from WATT Poultry. "2022 Poultry Top U.S. Egg Producers Rankings." Data as of December 31, 2021.
2) Company filings and research

Slide 15 – Excellent service for blue-chip customer base

1) Data as of fiscal year 2022 unless noted. For more information about our revenue concentration, please review our most recent Form 10-K.
2) Includes investment in unconsolidated entity.
3) Eggs packed in USDA grademarked consumer packages labeled as cage-free must be produced by hens housed in a building, room, or enclosed area that allows for unlimited access to food, water, and provides the freedom to roam within the area during the laying cycle.
Eggs packed in USDA-grademarked consumer packages labeled as free-range must be produced by hens housed in a building, room, or area that allows for unlimited access to food, water, and continuous access to the outdoors during their laying cycle. The outdoor area may be fenced and/or covered with netting-like material. USDA does not regulate pasture-raised claims; these husbandry are typically certified by third-party providers.

Slide 16 - Scaled production and distribution capacity

1) Company filings

Slide 17 – Leverage production to manage expense

1) Data as of fiscal year 2019, 2022 and Q1 of fiscal 2023, unless otherwise stated
2) Company research

Slide 18 – Leverage production to manage expense

1) Data as of fiscal year 2019, 2022 and Q1 of fiscal 2023, unless otherwise stated
2) Company research

Slide 19 – Scale hard-cooked egg offerings

1) As of fiscal year 2022. Facility will have the capacity to produce approximately 500 thousand pounds of weekly hard-cooked egg products. Please review the most recent Form 10-K for more information.

CAL-MAINE FOODS | Stephens 2022 Annual Investment Conference | NOVEMBER 2022

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Citations (4/6)

Cal-Maine Foods, Inc.

Slide 20 – Execute against capital allocation priorities

1) Company filings

Slide 21 – Execute against capital allocation priorities

1) Company filings

Slide 22 – Drive favorable mix while meeting customer needs

1) Company filings and other public disclosures. Specialty sales are classified as nutritionally enhanced, cage-free, organic, brown, pasture-raised and free-range eggs.
2) Represents percent of net shell egg sales and excludes Other sales, including hard-cooked eggs, hatching eggs, other egg products, hens and manure, which are included with our shell egg operations.
3) IRI Unify. U.S. multi-outlet data tied to CALM fiscal year through May 28, 2022 and fiscal 1Q 2023. Select totals may not foot due to rounding. Percent of market share data based on shell egg dozens sold. IRI multi-outlet retail data based on representative sampling.

Slide 23 – Market indicators

1) CBOT observed pricing. 1QFY 2020 to 1Q FY2023
2) CALM FY Urner Barry Southeast Large egg pricing. FY2022 reflects pricing through April 22, 2022

Slide 24 – Navigate volatile feed ingredient pricing

1) World Agricultural Supply and Demand Estimates (WASDE). Nov. 2022. https://www.usda.gov/oce/commodity/wasde/wasde1122.pdf
2) CBOT observed pricing. 1QFY 2020 to 1Q FY2023
3) WASDE U.S. Feed Grain and Corn Supply and Use. Oct. 12, 2022. . https://www.usda.gov/oce/commodity/wasde
4) USDA Foreign Agricultural Service. International Agricultural Trade Report. "The Ukraine Conflict and Other Factors Contributing to High Commodity Prices and Food Insecurity." April 6, 2022. https://www.fas.usda.gov/data/ukraine-conflict-and-other-factors-contributing-high-commodity-prices-and-food-insecurity. Retrieved on April 18, 2022.
5) WASDE U.S. Feed Grain and Corn Supply and Use. Oct. 12, 2022. . https://www.usda.gov/oce/commodity/wasde
6) Company data for fiscal year 2022.

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Citations (5/6)

Cal-Maine Foods, Inc.

Slide 25 – Seasoned HPAI risk management team

1) CDC.gov. March 7, 2022 Update: H5N1 Bird Flu Poses Low Risk to the Public. https://www.cdc.gov/flu/avianflu/spotlights/2021-2022/h5n1-low-risk-public.htm. FDA. Questions and Answers Regarding the Safety of Eggs During Highly Pathogenic Avian Influenza Outbreaks. https://www.fda.gov/food/eggs-guidance-documents-regulatory-information/questions-and-answers-regarding-safety-eggs-during-highly-pathogenic-avian-influenza-outbreaks. Retrieved on May 12, 2022.
2) U.S. Department of Agriculture Animal and Plant Health Inspection Service (APHIS). Avian Influenza. February 16, 2022. https://www.aphis.usda.gov/aphis/ourfocus/animalhealth/animal-disease-information/avian/avian-influenza
3) U.S. Department of Agriculture Animal and Plant Health Inspection Service (APHIS). 2022 Detections of Highly Pathogenic Avian Influenza. Retrieved on April 22, 2022. https://www.aphis.usda.gov/aphis/ourfocus/animalhealth/animal-disease-information/avian/avian-influenza/2022-hpai. Percent of the U.S. table egg layer flock impacted based on USDA's February 2022 reported table egg layer levels. Table egg layers impacted from APHIS reporting as of April 24, 2022.
4) USDA's WASDE report as of Oct. 12, 2022. Retrieved on Oct. 12, 2022. https://www.usda.gov/oce/commodity/wasde/wasde1022.pdf

Slide 26 – U.S. HPAI snapshot: 2022 vs. 2014-2015

1) USDA report as of Sept. 2022. - https://www.aphis.usda.gov/aphis/ourfocus/animalhealth/animal-disease-information/avian/avian-influenza/hpai-2022
2) Based on Feb. 22 layer hen levels

Slide 27 – Cage-free state mandates' expansion: path to 2026

1) LEAP Market Analytics. Egg Market Summary and Outlook. May 4, 2022
2) UDA Egg Markets Overview, October 21, 2022
3) https://worldpopulationreview.com/states

Slide 28 – Positioned to supply transitioning shell egg demand

1) Hen Housing Requirements by State. United Egg Producers. June 8, 2021. Enhanced space in-state production or sale requirements. Source: United Egg Producers as of January 2022. U.S. Census data population estimates as of 2021.
2) USDA Egg Markets Overview. Cage-free table egg layer flock estimates as of April 29, 2022.
3) Per United Egg Producers article published Feb. 2020 "Meeting cage-free commitments impossible for egg producers." https://www.feedstuffs.com/news/meeting-cage-free-commitments-impossible-egg-producers.
4) Based on capital required for industry to transition cage-free layer flock to ~70% of U.S. domestic layer flock for 2026 expected domestic needs for cage-free eggs. USDA Egg Markets Overview April 29, 2022. "Cage-free commitments as of April 2022 remain about unchanged, requiring 66.7 billion cage-free eggs per year to meet 100% of needs from an approximately cage-free flock of 221 million hens...indicating a shortage of 130 million hens from the current non-organic cage-free flock of 90.5 million hens."
5) As of fiscal year 2022. Please review the most recent Form 10-K for more information.
6) As of Q1 of fiscal year 2023. Please review the most recent Form 10-Q for more information.

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CITATIONS (6/6) CM CAL-MAINE FOODS, INC.

SLIDE 29 – SHELL EGG INDUSTRY IS FRAGMENTED; OPPORTUNITIES

REMAIN COMPANY PRESS RELEASES AND FILINGS 2022

WATT POULTRY TOP U.S. EGG PRODUCERS’

RANKINGS. HTTPS://WWW.EGGINDUSTRY-DIGITAL.COM/EGGINDUSTRY/JANUARY_2022/M

OBILEPAGEDREPLICA.ACTION?PM=2&FOLIO=AD1#PG1

WATT POULTRY USA. “TOP BROILER

COMPANIES CONTEND WITH COVID-19 IN 2020”. HTTPS://WWW.WATTPOULTRYUSA

-DIGITAL.COM/WATTPOULTRYUSA/MARCH_2021/MOBILEPAGEDARTICLE.ACTION?ARTICLEID=1668232#ARTICLEID1668232

COMPANY PRESS RELEASES AND FILINGS SLIDE 33

– CONTINUE TO EVOLVE OUR STRONG HUMAN CAPITAL

AND COMMUNITY FOCUS CAL-MAINE FOODS’ HUMAN

RIGHTS STATEMENT. HTTPS://WWW.CALMAINEFOODS.COM/MEDIA/1189/CAL

-MAINE-FOODS-HUMAN-RIGHTS-STATEMENT-FINAL.PDF. CAL-MAINE

FOODS’ COMPANY DATA SLIDE 34 – INVEST

TO ATTRACT AND RETAIN TOP TALENT

CALM DATA AS OF FISCAL YEAR-END

2021. INDUSTRY DATA FOR ANIMAL PRODUCTION

INDUSTRY (NAICS 112) AS OF CALENDAR YEAR 2021

SLIDE 35 – INVEST TO ATTRACT AND RETAIN

TOP TALENT OCCUPATIONAL SAFETY

AND HEALTH ADMINISTRATION (OSHA) TOTAL

RECORDABLE INCIDENT RATE (TRIR) FOR CAL-MAINE

FOODS AS OF 2021 FISCAL YEAR END. POULTRY-RAISING

NAICS SECTOR 1123 TRIR DATA AS OF

CY 2020, THE MOST RECENT YEAR IN WHICH THE BUREAU OF

LABOR STATISTICS (BLS) RELEASED DATA.

CAL-MAINE FOODS | STEPHENS 2022 ANNUAL INVESTMENT

CONFERENCE | NOVEMBER 2022 44